UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
October 18, 2013

United States Steel Corporation
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(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
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(Address of principal executive offices)	(Zip Code)

(412) 433-1121
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(Registrant's telephone number,
including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01    Other Events

On October 18, 2013, United States Steel Corporation announced that it is currently performing its annual goodwill impairment analysis and that it estimates a total goodwill impairment of approximately $1.8 billion for its North American flat-rolled and Texas Operations reporting units in the third quarter of 2013. The impairment charge will be reflected in U. S. Steel’s Report on Form 10-Q for the third quarter 2013. A copy of the Press Release is attached as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release – “United States Steel Corporation Expects to Include a Non-Cash Goodwill Impairment Charge within Its Third Quarter 2013 Results"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Gregory A. Zovko
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Gregory A. Zovko
Vice President & Controller

Dated: October 18, 2013